continue to fulfill the original intent of the parties and there is no material failure of consideration.

15. Should any dispute arise regarding this Stipulation, the Bankruptcy Court shall have exclusive jurisdiction to resolve any such dispute(s).

IT IS SO STIPULATED AND AGREED.

WINDOW ROCK ENTERPRISES, INC.

Dated: February ___, 2007

By: ______________________________
Stephen Cheng
Chief Executive Officer

NATURADE, INC.

Dated: ~~February~~ March 23, 2007

By: ______________________________
Richard Munro
Its: President and Chief Executive Officer

REDUX HOLDINGS, INC.

Dated: ~~February~~ March 23, 2007

By: ______________________________
Adam Michelin
Its: ______________________________

SHULMAN HODGES & BASTIAN LLP
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